SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

            May 22, 2003
Date of Report
(Date of earliest event reported)

            ESTERLINE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-06357 (Commission File No.)	13-2595091 (IRS Employer Identification No.)
10800 NE 8th Street, Bellevue, Washington 98004 (Address of principal executive offices, including zip code)
(425) 453-9400 (Registrant's telephone number, including area code)

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Item 5.    Other Events

      On May 22, 2003, Esterline Technologies Corporation issued a press release announcing it was contemplating a $150 million senior subordinated note offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

      (c)    Exhibits

99.1  Press release issued by Esterline Technologies Corporation, dated May 22, 2003

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2003

ESTERLINE TECHNOLIGIES CORPORATION

By: /s/ Robert D. George
        Name: Robert D. George
        Title: Vice President, Chief Financial Officer, Secretary and Treasurer

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EXHIBIT INDEX
Exhibit No.	Description
99.1	Press release issued by Esterline Technologies Corporation, dated May 22, 2003

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